WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 62.7%
COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 0.7%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	7,000,000	$5,498,818	(a)

Entertainment - 1.3%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	9,160,000	4,550,963	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	5,000,000	3,420,725	(a)(b)
Cinemark USA Inc., Senior Notes	5.250%	7/15/28	2,500,000	1,926,987	(a)

Total Entertainment				9,898,675

Media - 3.6%
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	3,610,000	2,622,972	(a)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	14,000,000	12,101,250	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,500,000	3,128,703
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	4,500,000	3,409,267	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	10,011,000	6,641,598

Total Media				27,903,790

Wireless Telecommunication Services - 1.4%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	2,000,000	1,749,420	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	5,000,000	4,423,825	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	6,000,000	4,275,600	(a)

Total Wireless Telecommunication Services				10,448,845

TOTAL COMMUNICATION SERVICES				53,750,128

CONSUMER DISCRETIONARY - 14.3%
Automobiles - 2.4%
Ford Motor Co., Senior Notes	8.900%	1/15/32	4,800,000	5,280,672
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	9,000,000	7,356,375	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	7,000,000	5,868,830	(a)

Total Automobiles				18,505,877

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	1

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Distributors - 0.9%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		$4,548,390	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,871,941		2,070,835	(a)(b)

Total Distributors					6,619,225

Diversified Consumer Services - 1.2%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	11,000,000		9,301,765	(a)

Hotels, Restaurants & Leisure - 6.0%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,000,000	EUR	1,645,504	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	10,000,000		8,017,400	(a)
Carnival PLC, Senior Secured Notes	7.875%	6/1/27	2,556,000		2,467,414
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	8,000,000		7,211,520	(a)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	800,000		593,866	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	3,500,000		3,191,563	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	3,000,000	GBP	2,443,637	(c)
Sands China Ltd., Senior Notes	3.350%	3/8/29	3,000,000		2,232,791	(d)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	7,000,000		6,211,275	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	2,000,000		1,558,870	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	4,521,661	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	5,000,000		3,799,600	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,075,700	(a)

Total Hotels, Restaurants & Leisure					45,970,801

Household Durables - 0.3%
Victoria PLC, Senior Secured Notes	3.625%	8/24/26	2,970,000	EUR	2,140,291	(c)

Multiline Retail - 0.1%
Macy’s Retail Holdings LLC, Senior Notes	6.125%	3/15/32	1,350,000		1,036,577	(a)

Specialty Retail - 3.4%
Abercrombie & Fitch Management Co., Senior Secured Notes	8.750%	7/15/25	4,835,000		4,720,580	(a)
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	3,000,000		2,350,670
Bed Bath & Beyond Inc., Senior Notes	4.915%	8/1/34	1,000,000		152,842
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	7,000,000		1,062,197

See Notes to Schedule of Investments.

2	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - (continued)
Guitar Center Inc., Senior Secured Notes	8.500%	1/15/26	7,500,000	$6,651,937	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	10,000,000	5,788,550	(a)
Rent-A-Center Inc., Senior Notes	6.375%	2/15/29	7,500,000	5,865,525	(a)

Total Specialty Retail				26,592,301

TOTAL CONSUMER DISCRETIONARY				110,166,837

CONSUMER STAPLES - 0.9%
Food Products - 0.9%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	8,000,000	7,125,080	(a)

ENERGY - 12.0%
Energy Equipment & Services - 0.0%††
Weatherford International Ltd., Senior Notes	11.000%	12/1/24	461,000	469,745	(a)

Oil, Gas & Consumable Fuels - 12.0%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	6,022,000	5,318,239	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,000,000	1,923,040	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000	338,789	(a)
Crescent Energy Finance LLC, Senior Notes	7.250%	5/1/26	5,670,000	5,107,139	(a)
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., Senior Notes	8.000%	4/1/29	600,000	578,748	(a)
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	8,115,000	8,025,897	(e)(f)
Earthstone Energy Holdings LLC, Senior Notes	8.000%	4/15/27	2,500,000	2,361,250	(a)
Energy Transfer LP, Junior Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	7,298,000	5,993,483	(e)(f)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	9,842,000	8,110,242	(e)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	3

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	$2,294,460
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	7,000,000	6,210,890	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	939,560	(a)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	4,610,000	4,746,802
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	8,000,000	7,530,000	(a)
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	10,000,000	8,251,118	(e)(f)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	13,000,000	11,113,570	(a)
Strathcona Resources Ltd., Senior Notes	6.875%	8/1/26	5,000,000	4,248,741	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	5,250,000	4,513,133	(a)
YPF SA, Senior Notes	8.500%	7/28/25	6,300,000	4,459,392	(c)

Total Oil, Gas & Consumable Fuels				92,064,493

TOTAL ENERGY				92,534,238

FINANCIALS - 7.2%
Capital Markets - 0.2%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	1,724,871	(a)(d)

Consumer Finance - 0.9%
Navient Corp., Senior Notes	5.625%	8/1/33	10,000,000	6,742,000

Diversified Financial Services - 3.5%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	13,479,094	10,165,663	(a)(b)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	5.068%	7/3/23	1,240,000	1,199,700	(c)(d)(f)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	2,520,000	2,475,900	(c)(d)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	1,210,000	1,140,425	(c)(d)

See Notes to Schedule of Investments.

4	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - (continued)
Hunt Cos. Inc., Senior Secured Notes	5.250%	4/15/29	6,500,000	$4,985,240	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	5,400,000	2,816,239	(a)
TKC Holdings Inc., Senior Notes	10.500%	5/15/29	2,050,000	1,571,978	(a)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	2,000,000	1,619,319	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	650,000	532,984	(a)

Total Diversified Financial Services				26,507,448

Insurance - 1.2%
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	10,094,427	9,539,133	(a)(b)

Mortgage Real Estate Investment Trusts (REITs) - 1.4%
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	5,500,000	4,807,715	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	1,090,000	879,355	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	5,252,100	(a)

Total Mortgage Real Estate Investment Trusts (REITs)				10,939,170

TOTAL FINANCIALS				55,452,622

HEALTH CARE - 3.8%
Health Care Providers & Services - 2.9%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	7,395,000	5,659,036	(a)
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,000,000	822,923	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	20,000,000	9,475,000	(a)
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	6,100,000	3,988,945	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	5,380,000	2,507,386	(a)

Total Health Care Providers & Services				22,453,290

Health Care Technology - 0.3%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,340,000	1,854,333	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	5

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - 0.6%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000		$1,914,900	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000		2,857,523	(a)

Total Pharmaceuticals					4,772,423

TOTAL HEALTH CARE					29,080,046

INDUSTRIALS - 8.0%
Aerospace & Defense - 0.9%
TransDigm Inc., Senior Notes	7.500%	3/15/27	1,680,000		1,601,376
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	2,000,000		2,031,480	(a)
Triumph Group Inc., Senior Notes	7.750%	8/15/25	4,000,000		3,061,332

Total Aerospace & Defense					6,694,188

Air Freight & Logistics - 0.4%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	3,280,000		3,052,548

Airlines - 1.1%
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	7,640,000		7,990,829	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,000,000		883,495	(a)

Total Airlines					8,874,324

Building Products - 0.2%
Ideal Standard International SA, Senior Secured Notes	6.375%	7/30/26	3,380,000	EUR	1,853,714	(a)

Commercial Services & Supplies - 3.0%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	11,596,000		11,561,212
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,750,000		3,712,760
GEO Group Inc., Secured Notes	9.500%	12/31/28	6,048,000		5,654,812	(a)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	3,000,000		2,199,805	(a)

Total Commercial Services & Supplies					23,128,589

Construction & Engineering - 0.8%
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	7,745,000		5,800,822	(a)

Electrical Equipment - 0.3%
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,000,000		2,419,545	(a)

Machinery - 0.5%
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	1,865,000		1,402,275
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	3,000,000		2,728,140

Total Machinery					4,130,415

See Notes to Schedule of Investments.

6	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Trading Companies & Distributors - 0.2%
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,950,000	CAD	$1,210,501	(a)

Transportation Infrastructure - 0.6%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000		4,489,710	(a)

TOTAL INDUSTRIALS					61,654,356

INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 1.3%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	2,000,000		1,905,600	(a)
CommScope Inc., Senior Notes	8.250%	3/1/27	7,419,000		6,140,929	(a)
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	2,000,000		1,844,600	(a)

Total Communications Equipment					9,891,129

Software - 0.9%
NortonLifeLock Inc., Senior Notes	7.125%	9/30/30	2,500,000		2,423,488	(a)
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	4,611,250		4,483,671	(a)

Total Software					6,907,159

Technology Hardware, Storage & Peripherals - 1.4%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	1,500,000		1,263,880	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	3,000,000		2,256,120	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,020,000		6,923,475	(a)
Vericast Corp./Harland Clarke/Checks in the Mail/Valassis Comm/Valassis Direct, Secured Notes	13.000%	10/15/27	590,000		669,650	(a)

Total Technology Hardware, Storage & Peripherals					11,113,125

TOTAL INFORMATION TECHNOLOGY					27,911,413

MATERIALS - 1.3%
Containers & Packaging - 0.9%
Pactiv LLC, Senior Notes	8.375%	4/15/27	7,650,000		6,880,563

Metals & Mining - 0.4%
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	3,000,000		2,771,850	(a)

TOTAL MATERIALS					9,652,413

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Service Properties Trust, Senior Notes	4.350%	10/1/24	4,000,000		3,546,460
Service Properties Trust, Senior Notes	4.500%	3/15/25	2,000,000		1,674,467

Total Equity Real Estate Investment Trusts (REITs)					5,220,927

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	7

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Real Estate Management & Development - 2.2%
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	3,200,000		$217,773	*(c)(g)
China SCE Group Holdings Ltd., Senior Secured Notes	7.375%	4/9/24	3,100,000		725,415	(c)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	3,500,000		1,373,597	(c)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	8,000,000		6,372,587	(a)
Samhallsbyggnadsbolaget i Norden AB, Junior Subordinated Notes (2.624% to 4/30/25 then EUR 5 year Swap Rate + 2.814%)	2.624%	1/30/25	5,000,000	EUR	2,186,737	(c)(e)(f)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	8,750,000		6,070,906	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	5,550,000		381,396	*(c)(g)

Total Real Estate Management & Development					17,328,411

TOTAL REAL ESTATE					22,549,338

UTILITIES - 1.7%
Electric Utilities - 1.7%
InterGen NV, Senior Secured Notes	7.000%	6/30/23	5,915,000		5,758,252	(a)
NSG Holdings LLC/NSG Holdings Inc., Senior Secured Notes	7.750%	12/15/25	3,386,981		3,281,358	(a)
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,000,000		3,673,833

TOTAL UTILITIES					12,713,443

TOTAL CORPORATE BONDS & NOTES (Cost - $585,342,390)					482,589,914

COLLATERALIZED MORTGAGE OBLIGATIONS(h) - 25.5%
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000		2,580,483	(a)(f)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000		2,365,952	(a)(f)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	8.318%	8/15/38	18,664,000		16,007,415	(a)(f)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	9.068%	7/15/38	8,350,000		7,838,267	(a)(f)
CSMC Trust, 2021-RPL2 B1	3.478%	1/25/60	6,233,900		3,989,367	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	7.781%	7/25/41	2,500,000		2,070,646	(a)(f)

See Notes to Schedule of Investments.

8	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (1 mo. USD LIBOR + 5.250%)	8.334%	1/25/50	2,225,000	$1,930,196	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (1 mo. USD LIBOR + 4.800%)	7.884%	2/25/50	7,250,000	5,980,408	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	7.931%	12/25/50	5,000,000	4,159,469	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	7.031%	1/25/51	9,482,500	7,215,236	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	8.531%	10/25/33	5,000,000	4,092,974	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	5.331%	1/25/34	2,000,000	1,781,746	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	7.781%	1/25/34	6,700,000	4,981,098	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	9.781%	10/25/41	6,590,000	5,848,270	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	0.501%	8/25/57	9,561,443	3,763,441	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	14.834%	5/25/43	4,782,602	5,114,479	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	9

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	8.281%	8/25/33	6,000,000	$4,807,334	(a)(f)
Federal National Mortgage Association (FNMA) - CAS, 2016- C04 1B (1 mo. USD LIBOR + 10.250%)	13.334%	1/25/29	2,225,324	2,340,514	(a)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019- R07 1B1 (1 mo. USD LIBOR + 3.400%)	6.484%	10/25/39	4,940,000	4,752,049	(a)(f)
FREMF Mortgage Trust, 21K-F117 CS (30 Day Average SOFR + 6.400%)	8.684%	7/25/31	8,830,236	8,821,169	(a)(f)
Great Wolf Trust, 2019-WOLF E (1 mo. USD LIBOR + 2.732%)	5.550%	12/15/36	3,943,000	3,754,318	(a)(f)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	7.268%	11/15/32	5,000,000	4,637,927	(a)(f)
GS Mortgage Securities Trust, 2021- ARDN H (1 mo. USD LIBOR + 5.933%)	8.751%	11/15/26	5,000,000	4,432,070	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.542%	7/5/33	4,000,000	3,774,771	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	1,580,000	1,279,102	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	10.068%	6/15/26	10,000,000	9,854,163	(a)(f)
KIND Trust, 2021-KIND F (1 mo. USD LIBOR + 3.950%)	6.768%	8/15/38	7,446,184	6,910,518	(a)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	7.068%	11/15/36	3,000,000	2,823,851	(a)(f)
Med Trust, 2021-MDLN F (1 mo. USD LIBOR + 4.000%)	6.818%	11/15/38	6,590,000	6,095,196	(a)(f)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	3,680,027	(a)(f)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	11.834%	10/25/49	2,000,000	1,995,554	(a)(f)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	10.584%	3/25/50	2,500,000	2,468,089	(a)(f)

See Notes to Schedule of Investments.

10	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	10.303%	1/15/39	2,500,000	$2,406,962	(a)(f)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	8.038%	3/15/35	3,500,000	3,351,740	(a)(f)
New Residential Mortgage Loan Trust, 2017-2A B5	5.312%	3/25/57	2,819,937	2,521,515	(a)(f)
New Residential Mortgage Loan Trust, 2020-2A B5D	3.459%	10/25/46	4,927,097	4,509,833	(a)(f)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,499,983	(i)(j)
Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	3,998,298	(a)(f)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	8.845%	2/15/39	2,401,830	2,274,653	(a)(f)
Soho Trust, 2021-SOHO D	2.786%	8/10/38	7,000,000	4,831,763	(a)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1mo. USD LIBOR + 4.252%)	6.895%	11/11/34	4,455,441	4,190,997	(a)(f)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. USD LIBOR + 3.821%)	6.639%	2/15/32	6,000,000	5,517,310	(a)(f)
UBS Commercial Mortgage Trust, 2018-NYCH G (1 mo. USD LIBOR + 4.838%)	7.656%	2/15/32	2,000,000	1,811,130	(a)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $223,534,850)				196,060,283

			FACE AMOUNT†/ UNITS
ASSET-BACKED SECURITIES - 23.4%
AGL CLO Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	9.210%	7/20/34	6,990,000	6,003,090	(a)(f)
Anchorage Capital CLO 3-R Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	8.293%	1/28/31	3,625,000	3,012,811	(a)(f)
Ballyrock CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 6.950%)	9.462%	10/15/28	6,300,000	5,781,197	(a)(f)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	8.390%	1/20/32	1,090,000	936,146	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	11

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	9.643%	7/25/34	7,000,000	$5,977,375	(a)(f)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.150%)	8.860%	10/20/30	5,350,000	4,379,027	(a)(f)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 7.880%)	10.590%	7/20/34	5,000,000	4,015,991	(a)(f)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	6,109,955	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	5.682%	8/9/24	2,022,300	1,978,600	(a)(f)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	3.114%	8/9/24	1,111,206	1,086,371	(a)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	5,030,431	(a)(f)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,322,392	(a)(f)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. USD LIBOR + 7.130%)	9.642%	10/15/34	5,000,000	4,337,885	(a)(f)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	10.760%	10/20/34	7,000,000	5,658,051	(a)(f)
Greywolf CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.850%)	8.633%	1/27/31	6,250,000	5,273,562	(a)(f)
Greywolf CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 5.750%)	8.516%	4/26/31	3,800,000	3,040,598	(a)(f)
Hayfin US Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	9.890%	7/20/34	7,000,000	6,095,160	(a)(f)
LCM Ltd., 29A ER (3 mo. USD LIBOR + 6.830%)	9.342%	4/15/31	2,000,000	1,639,407	(a)(f)
LCM Ltd., 33A E (3 mo. USD LIBOR + 6.350%)	9.060%	7/20/34	3,000,000	2,480,828	(a)(f)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	6,276,812	4,974,443	(a)
MACH Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	683,005	(a)
Magnetite Ltd., 2020-26A ER (3 mo. USD LIBOR + 5.950%)	8.733%	7/25/34	6,750,000	5,777,621	(a)(f)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,178,818	2,009,776	(a)
Marathon CLO Ltd., 2019-1A C (3 mo. USD LIBOR + 4.070%)	6.582%	4/15/32	4,625,000	4,258,519	(a)(f)

See Notes to Schedule of Investments.

12	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	3.934%	3/29/38	27,752,182	$5,757,523	(a)(f)
Ocean Trails CLO, 2020-10A ER (3 mo. USD LIBOR + 7.570%)	10.082%	10/15/34	3,750,000	3,236,493	(a)(f)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	8.400%	4/15/31	2,950,000	2,822,412	(a)(f)(k)
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 6.850%)	9.755%	5/15/32	6,950,000	5,768,890	(a)(f)
Rad CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.620%)	8.132%	7/15/31	3,000,000	2,471,049	(a)(f)
Riserva CLO Ltd., 2016-3A ERR (3 mo. USD LIBOR + 6.500%)	9.240%	1/18/34	2,450,000	2,067,734	(a)(f)
Riserva CLO Ltd., 2016-3A FRR (3 mo. USD LIBOR + 8.510%)	11.250%	1/18/34	2,500,000	2,027,819	(a)(f)
RR Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	8.762%	10/15/34	7,190,000	6,025,152	(a)(f)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. USD LIBOR + 10.000%)	12.710%	4/20/33	4,000,000	3,498,344	(a)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	3,507,077	(a)
Sound Point CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.860%)	9.570%	7/20/34	3,700,000	3,025,888	(a)(f)
Stratus CLO Ltd., 2022-2A E (3 mo. Term SOFR + 7.650%)	9.978%	7/20/30	8,200,000	7,930,751	(a)(f)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	4,295,576	4,010,750	(a)
Symphony CLO Ltd., 2016-18A ER (3 mo. USD LIBOR + 7.070%)	9.853%	7/23/33	3,000,000	2,561,250	(a)(f)
Symphony CLO Ltd., 2019-21A ER (3 mo. USD LIBOR + 6.600%)	9.112%	7/15/32	2,800,000	2,486,756	(a)(f)
Symphony CLO Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	4,245,196	(a)(f)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. USD LIBOR + 6.750%)	9.205%	10/13/32	3,500,000	3,055,247	(a)(f)
Voya CLO Ltd., 2018-2A E (3 mo. USD LIBOR + 5.250%)	7.762%	7/15/31	6,750,000	5,475,964	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	13

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Voya CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.350%)	8.862%	7/15/34	2,250,000	$1,909,151	(a)(f)
Wellfleet CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.750%)	9.460%	10/20/29	3,287,000	2,886,528	(a)(f)
Whitebox CLO Ltd., 2020-2A ER (3 mo. USD LIBOR + 7.100%)	9.883%	10/24/34	2,175,000	1,918,585	(a)(f)
Wind River CLO Ltd., 2021-4A E3 (3 mo. USD LIBOR + 8.250%)	10.960%	1/20/35	3,000,000	2,744,739	(a)(f)
Wind River CLO Ltd., 2021-4A F (3 mo. USD LIBOR + 6.260%)	8.970%	1/20/35	2,450,000	1,805,991	(a)(f)
Zais CLO Ltd., 2021-17A E (3 mo. USD LIBOR + 8.250%)	10.960%	10/20/33	6,000,000	5,175,558	(a)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $208,604,725)				180,277,088

			FACE AMOUNT†
SENIOR LOANS - 21.5%
COMMUNICATION SERVICES - 1.5%
Entertainment - 0.9%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	9.203%	2/10/27	7,405,162	6,433,234	(f)(l)(m)

Media - 0.6%
CB Poly US Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	8.534%	5/18/29	5,000,000	4,765,625	(f)(l)(m)

TOTAL COMMUNICATION SERVICES				11,198,859

CONSUMER DISCRETIONARY - 6.8%
Auto Components - 1.9%
Autokiniton US Holdings Inc., Closing Date Term Loan B (1 mo. USD LIBOR + 4.500%)	7.185%	4/6/28	3,950,000	3,648,813	(f)(l)(m)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	8.368%	3/30/27	5,919,875	5,711,199	(f)(l)(m)
First Brands Group LLC, 2021 Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	11.871%	3/30/28	5,390,000	5,187,875	(f)(l)(m)

Total Auto Components				14,547,887

Diversified Consumer Services - 0.3%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	7.052%	8/12/28	2,014,718	1,998,358	(f)(l)(m)

See Notes to Schedule of Investments.

14	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - 1.7%
ClubCorp. Holdings Inc., First Lien Term Loan B (3 mo. USD LIBOR + 2.750%)	6.424%	9/18/24	7,402,597	$6,839,704	(f)(l)(m)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	12.674%	3/8/24	1,173,000	967,725	(f)(j)(l)(m)
Hornblower Sub LLC, PIK Term Loan (3 mo. USD LIBOR + 4.750% Cash and 0.500% PIK)	8.920%	4/27/25	7,439,723	5,274,764	(f)(l)(m)

Total Hotels, Restaurants & Leisure				13,082,193

Multiline Retail - 0.7%
Franchise Group Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.750%)	7.563%	3/10/26	5,955,440	5,585,726	(f)(l)(m)

Specialty Retail - 2.2%
Empire Today LLC, Closing Date Term Loan (1 mo. USD LIBOR + 5.000%)	7.685%	4/3/28	2,475,000	1,987,623	(f)(l)(m)
Rising Tide Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.750%)	7.865%	6/1/28	6,435,000	5,524,448	(f)(l)(m)
RVR Dealership Holdings LLC, 2022 Term Loan (1 mo. Term SOFR + 3.850%)	6.868%	2/8/28	920,294	815,611	(f)(l)(m)
Spencer Spirit IH LLC, Initial Term Loan (3 mo. USD LIBOR + 6.000%)	8.806%	6/19/26	8,835,979	8,668,934	(f)(l)(m)

Total Specialty Retail				16,996,616

TOTAL CONSUMER DISCRETIONARY				52,210,780

CONSUMER STAPLES - 0.5%
Household Products - 0.5%
Knight Health Holdings LLC, Term Loan B (1 mo. USD LIBOR + 5.250%)	8.365%	12/23/28	4,962,500	3,641,235	(f)(l)(m)

FINANCIALS - 1.8%
Diversified Financial Services - 0.8%
Greystone Select Holdings LLC, Term Loan B (3 mo. USD LIBOR + 5.000%)	7.738%	6/16/28	3,445,988	3,239,228	(f)(l)(m)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. USD LIBOR + 4.250%)	7.924%	4/30/24	3,516,218	3,138,225	(f)(j)(l)(m)

Total Diversified Financial Services				6,377,453

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	15

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 1.0%
Asurion LLC, New Term Loan B4 (1 mo. USD LIBOR + 5.250%)	8.365%	1/20/29	5,000,000	$3,850,000	(f)(l)(m)
Asurion LLC, Second Lien Term Loan B3 (1 mo. USD LIBOR + 5.250%)	8.365%	1/31/28	5,000,000	3,793,750	(f)(l)(m)

Total Insurance				7,643,750

TOTAL FINANCIALS				14,021,203

HEALTH CARE - 2.8%
Health Care Providers & Services - 2.1%
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 6.750%)	10.424%	11/15/29	2,590,000	2,382,800	(f)(l)(m)
Global Medical Response Inc., 2020 Term Loan (1 mo. USD LIBOR + 4.250%)	7.378%	10/2/25	4,937,186	4,305,226	(f)(l)(m)
One Call Corp., First Lien Term Loan B (3 mo. USD LIBOR + 5.500%)	8.313%	4/22/27	6,912,500	5,149,812	(f)(j)(l)(m)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.524%	6/26/26	5,916,147	4,299,353	(f)(l)(m)

Total Health Care Providers & Services				16,137,191

Health Care Technology - 0.7%
Virgin Pulse Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.250%)	9.774%	4/6/29	6,500,000	5,460,000	(f)(j)(l)(m)

TOTAL HEALTH CARE				21,597,191

INDUSTRIALS - 3.3%
Aerospace & Defense - 1.1%
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.566%	4/30/25	3,714,560	3,336,900	(f)(l)(m)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (3 mo. USD LIBOR + 7.750%)	10.560%	4/30/26	6,000,000	5,055,000	(f)(l)(m)

Total Aerospace & Defense				8,391,900

Commercial Services & Supplies - 1.3%
LTR Intermediate Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	8.174%	5/5/28	4,937,500	4,517,813	(f)(l)(m)
Monitronics International Inc., Term Loan (3 mo. USD LIBOR + 7.500%)	10.306%	3/29/24	7,505,513	5,036,199	(f)(l)(m)

Total Commercial Services & Supplies				9,554,012

See Notes to Schedule of Investments.

16	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 0.1%
KKR Apple Bidco LLC, Second Lien Term Loan (1 mo. USD LIBOR + 5.750%)	8.865%	9/21/29	1,000,000	$961,665	(f)(l)(m)

Transportation Infrastructure - 0.8%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.000%)	9.250%	7/26/29	7,000,000	6,352,500	(f)(l)(m)

TOTAL INDUSTRIALS				25,260,077

INFORMATION TECHNOLOGY - 4.2%
IT Services - 1.3%
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	7.533%	4/27/28	6,930,000	5,176,710	(f)(l)(m)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	10.519%	4/27/29	3,050,000	2,441,922	(f)(l)(m)
VT Topco Inc., 2021 Second Lien Term Loan (1 mo. USD LIBOR + 6.750%)	9.865%	7/31/26	2,700,000	2,613,937	(f)(l)(m)

Total IT Services				10,232,569

Software - 2.9%
Cloudera Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.000%)	9.115%	10/8/29	5,000,000	4,250,000	(f)(j)(l)(m)
DCert Buyer Inc., Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.000%)	9.903%	2/19/29	500,000	468,750	(f)(l)(m)
Magenta Buyer LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.750%)	7.870%	7/27/28	5,955,000	5,395,230	(f)(l)(m)
Magenta Buyer LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.250%)	11.370%	7/27/29	6,500,000	6,001,645	(f)(l)(m)
Particle Investments Sarl, First Lien Initial Term Loan (3 mo. USD LIBOR + 5.250%)	7.500%	2/18/27	1,735,095	1,691,718	(f)(j)(l)(m)
Symplr Software Inc., First Lien Term Loan (1 mo. Term SOFR + 4.500%)	7.634%	12/22/27	4,925,000	4,650,037	(f)(l)(m)

Total Software				22,457,380

TOTAL INFORMATION TECHNOLOGY				32,689,949

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	17

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 0.6%
Chemicals - 0.6%
Plastics Management LLC, First Lien Initial Term Loan (1 mo. Term SOFR + 5.000%)	7.385%	8/3/27	4,968,407		$4,436,738	(f)(i)(j)(l)(m)

TOTAL SENIOR LOANS (Cost - $190,391,589)					165,056,032

SOVEREIGN BONDS - 5.2%
Angola - 0.3%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000		2,604,525	(a)(d)

Argentina - 1.5%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000		4,452,963	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000		1,746,260	(c)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	6,500,000		4,959,500	(a)

Total Argentina					11,158,723

Dominican Republic - 0.3%
Dominican Republic International Bond, Senior Notes	6.000%	2/22/33	2,600,000		2,122,657	(a)(d)

Ecuador - 0.3%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		1,632,230	(a)(d)
Ecuador Government International Bond, Senior Notes, Step bond (5.500% to 7/31/23 then 6.000%)	5.500%	7/31/30	1,609,000		769,611	(a)

Total Ecuador					2,401,841

Gabon - 0.1%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	1,540,000		1,020,081	(a)

Ghana - 0.4%
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	3,200,000		1,211,552	(a)(d)
Ghana Treasury Note, Bonds	18.500%	10/3/22	19,020,000	GHS	1,833,253

Total Ghana					3,044,805

Kenya - 0.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		1,972,432	(a)(d)

Russia - 0.2%
Russian Federal Bond - OFZ	7.700%	3/23/33	239,730,000	RUB	1,314,134	*(g)

See Notes to Schedule of Investments.

18	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Supranational - 1.5%
International Bank for Reconstruction & Development, Senior Notes	8.250%	6/14/23	1,660,000,000	KZT	$3,374,586
International Finance Corp., Senior Notes	11.000%	11/14/22	37,000,000,000	UZS	3,374,983
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	4,955,749

Total Supranational					11,705,318

Turkey - 0.3%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		2,665,312	(a)(d)

TOTAL SOVEREIGN BONDS (Cost - $52,161,963)					40,009,828

			SHARES
CONVERTIBLE PREFERRED STOCKS - 2.3%
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
MPLX LP (Cost - $17,675,469)	8.462%		501,254		18,045,144	(i)(j)

PREFERRED STOCKS - 1.6%
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Crestwood Equity Partners LP	9.250%		750,000		6,727,500

FINANCIALS - 0.7%
Capital Markets - 0.3%
B Riley Financial Inc.	6.500%		80,219		1,945,311

Mortgage Real Estate Investment Trusts (REITs) - 0.4%
Granite Point Mortgage Trust Inc., Non Voting Shares (SOFR + 5.830%)	7.000%		170,333		3,450,946	(e)(f)

TOTAL FINANCIALS					5,396,257

TOTAL PREFERRED STOCKS (Cost - $13,347,134)					12,123,757

		MATURITY DATE	FACE AMOUNT†
CONVERTIBLE BONDS & NOTES - 0.2%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp., Senior Notes (Cost - $1,922,530)	3.375%	8/15/26	2,500,000		1,726,250

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	19

WESTERN ASSET DIVERSIFIED INCOME FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	September 30, 2022

SECURITY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†	VALUE
PURCHASED OPTIONS - 0.0%††
EXCHANGE-TRADED PURCHASED OPTIONS - 0.0%††
90-Day Eurodollar Futures, Call @ $99.00 (Cost - $4,073)	12/18/23	17	42,500	$2,019

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,292,984,723)				1,095,890,315

	RATE		SHARES
SHORT-TERM INVESTMENTS - 3.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $27,681,384)	2.799%		27,681,384	27,681,384	(n)

TOTAL INVESTMENTS - 146.0% (Cost - $1,320,666,107)				1,123,571,699
Liabilities in Excess of Other Assets - (46.0)%				(353,886,581)

TOTAL NET ASSETS - 100.0%				$769,685,118

See Notes to Schedule of Investments.

20	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	The coupon payment on this security is currently in default as of September 30, 2022.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	Securities traded on a when-issued or delayed delivery basis.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2022, the total market value of investments in Affiliated Companies was $27,681,384 and the cost was $27,681,384 (Note 2).

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	21

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
GHS	— Ghanaian Cedi
LIBOR	— London Interbank Offered Rate
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso
UZS	— Uzbekistani Som

At September 30, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	3.320%	9/23/2022	TBD	***	$3,919,920	Corporate Bonds & Notes	$4,833,538
						Cash	655,921
Goldman Sachs Group Inc.	3.400%	9/23/2022	TBD	***	3,309,603	Corporate Bonds & Notes	3,966,440
						Cash	553,796
Goldman Sachs Group Inc.	3.430%	9/23/2022	TBD	***	4,615,480	Sovereign Bonds	5,455,347
						Cash	772,309
Goldman Sachs Group Inc.	3.500%	9/23/2022	TBD	***	8,414,347	Sovereign Bonds	7,105,795
						Cash	1,407,974

					$20,259,350		$24,751,120

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of September 30, 2022.

See Notes to Schedule of Investments.

22	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

At September 30, 2022, the Fund had the following written options contracts:

EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
90-Day Eurodollar Futures, Call (Premiums received - $108,966)	12/19/22	$96.50	165	$412,500	$(10,313)

At September 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	12	9/23	$2,895,013	$2,868,450	$(26,563)
90-Day Eurodollar	453	12/22	110,881,589	107,938,575	(2,943,014)
90-Day Eurodollar	456	12/23	111,720,570	108,881,400	(2,839,170)
U.S. Treasury 10-Year Notes	648	12/22	74,862,857	72,616,500	(2,246,357)
U.S. Treasury Ultra 10-Year Notes	170	12/22	21,151,005	20,142,345	(1,008,660)
U.S. Treasury Ultra Long-Term Bonds	344	12/22	50,259,958	47,128,000	(3,131,958)

					(12,195,722)

Contracts to Sell:
U.S. Treasury 5-Year Notes	356	12/22	39,485,041	38,272,780	1,212,261
U.S. Treasury Long-Term Bonds	43	12/22	5,900,021	5,435,469	464,552

					1,676,813

Net unrealized depreciation on open futures contracts					$(10,518,909)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At September 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	42,916,000	USD	317,220	BNP Paribas SA	10/18/22	$(20,203)
USD	1,723,834	EUR	1,700,000	BNP Paribas SA	10/18/22	55,692
USD	2,113,606	EUR	2,080,000	BNP Paribas SA	10/18/22	72,585
USD	2,637,740	EUR	2,595,000	BNP Paribas SA	10/18/22	91,370
USD	11,799,807	EUR	11,640,000	BNP Paribas SA	10/18/22	377,939
USD	3,333,907	NOK	33,191,881	BNP Paribas SA	10/18/22	285,321

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	23

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,305,000	USD	2,949,308	Citibank N.A.	10/18/22	$(195,043)
CAD	3,320,000	USD	2,553,885	Citibank N.A.	10/18/22	(150,553)
EUR	2,065,000	USD	2,123,894	Citibank N.A.	10/18/22	(97,592)
EUR	2,450,000	USD	2,442,206	Citibank N.A.	10/18/22	(38,119)
USD	3,363,917	AUD	4,873,900	Citibank N.A.	10/18/22	245,680
USD	2,033,467	CAD	2,640,000	Citibank N.A.	10/18/22	122,384
USD	3,960,453	CNH	26,830,000	Citibank N.A.	10/18/22	201,422
USD	1,585,882	EUR	1,580,000	Citibank N.A.	10/18/22	35,491
MXN	38,500,000	USD	1,820,417	Goldman Sachs Group Inc.	10/18/22	84,924
MXN	40,700,000	USD	1,928,133	Goldman Sachs Group Inc.	10/18/22	86,084
MXN	44,480,000	USD	2,084,818	Goldman Sachs Group Inc.	10/18/22	116,470
USD	10,668,498	GBP	8,850,000	Goldman Sachs Group Inc.	10/18/22	783,188
USD	571,323	JPY	82,162,000	Goldman Sachs Group Inc.	10/18/22	2,687
CNH	14,450,000	USD	2,087,683	JPMorgan Chase & Co.	10/18/22	(63,158)
CNH	12,380,000	USD	1,792,049	Morgan Stanley & Co. Inc.	10/18/22	(57,543)
EUR	5,260,000	USD	5,245,822	Morgan Stanley & Co. Inc.	10/18/22	(84,393)
GBP	1,570,000	USD	1,832,419	Morgan Stanley & Co. Inc.	10/18/22	(78,754)
MXN	6,680,000	USD	318,930	Morgan Stanley & Co. Inc.	10/18/22	11,658
MXN	14,030,000	USD	659,794	Morgan Stanley & Co. Inc.	10/18/22	34,542
MXN	17,860,000	USD	850,519	Morgan Stanley & Co. Inc.	10/18/22	33,362
MXN	30,110,000	USD	1,447,445	Morgan Stanley & Co. Inc.	10/18/22	42,680
MXN	30,520,000	USD	1,469,018	Morgan Stanley & Co. Inc.	10/18/22	41,398
NOK	150,981,271	USD	14,974,438	Morgan Stanley & Co. Inc.	10/18/22	(1,107,208)
USD	1,465,515	GBP	1,250,000	Morgan Stanley & Co. Inc.	10/18/22	69,285
USD	1,465	MXN	30,000	Morgan Stanley & Co. Inc.	10/18/22	(19)
USD	847,986	MXN	17,460,000	Morgan Stanley & Co. Inc.	10/18/22	(16,099)
USD	988,888	MXN	20,850,000	Morgan Stanley & Co. Inc.	10/18/22	(42,966)
USD	1,219,643	MXN	24,960,000	Morgan Stanley & Co. Inc.	10/18/22	(15,611)
USD	1,269,091	MXN	25,760,000	Morgan Stanley & Co. Inc.	10/18/22	(5,756)
USD	2,402,677	MXN	49,630,000	Morgan Stanley & Co. Inc.	10/18/22	(53,480)
USD	4,009,860	MXN	84,187,405	Morgan Stanley & Co. Inc.	10/18/22	(156,522)

Total						$611,143

See Notes to Schedule of Investments.

24	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

Abbreviation(s) used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

At September 30, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT*	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$12,890,000	11/18/23	3.970%**	CPURNSA**	$(47,529)	$403,802
	12,890,000	11/18/26	CPURNSA**	3.370%**	113,683	(270,398)
	14,650,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(25,135)	894,188
	10,419,000	8/15/47	2.650% annually	Daily SOFR Compound annually	122,040	861,629
	4,076,000	2/15/48	2.510% annually	Daily SOFR Compound annually	74,089	400,893
	3,263,000	2/15/48	2.620% annually	Daily SOFR Compound annually	(639)	320,066
	4,031,000	2/15/48	3.050% annually	Daily SOFR Compound annually	124,261	(31,562)

Total	$62,219,000				$360,770	$2,578,618

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	25

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2022[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	3.859%	5.000% quarterly	$155,736	$466,607	$(310,871)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2022[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
General Motors Co., 4.875%, due 10/2/23	$4,320,000	6/20/26	2.141%	5.000% quarterly	$(409,229)	$(627,144)	$217,915

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Schedule of Investments.

26	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index
SOFR	— Secured Overnight Financing Rate

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	27

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited amount of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit

28

Notes to Schedule of Investments (unaudited) (continued)

risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

29

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes	—	$482,589,914	—	$482,589,914
Collateralized Mortgage Obligations	—	187,560,300	$8,499,983	196,060,283
Asset-Backed Securities	—	180,277,088	—	180,277,088
Senior Loans:
Consumer Discretionary	—	51,243,055	967,725	52,210,780
Financials	—	10,882,978	3,138,225	14,021,203
Health Care	—	10,987,379	10,609,812	21,597,191
Information Technology	—	26,748,231	5,941,718	32,689,949
Materials	—	—	4,436,738	4,436,738
Other Senior Loans	—	40,100,171	—	40,100,171
Sovereign Bonds	—	40,009,828	—	40,009,828
Convertible Preferred Stocks	—	—	18,045,144	18,045,144
Preferred Stocks	$12,123,757	—	—	12,123,757
Convertible Bonds & Notes	—	1,726,250	—	1,726,250
Purchased Options	2,019	—	—	2,019

Total Long-Term Investments	12,125,776	1,032,125,194	51,639,345	1,095,890,315

Short-Term Investments†	27,681,384	—	—	27,681,384

Total Investments	$39,807,160	$1,032,125,194	$51,639,345	$1,123,571,699

Other Financial Instruments:
Futures Contracts††	$1,676,813	—	—	$1,676,813
Forward Foreign Currency Contracts††	—	$2,794,162	—	2,794,162
Centrally Cleared Interest Rate Swaps††	—	2,880,578	—	2,880,578
Centrally Cleared Credit Default Swaps on Corporate Issues - Buy Protection††	—	217,915	—	217,915

Total Other Financial Instruments	$1,676,813	$5,892,655	—	$7,569,468

Total	$41,483,973	$1,038,017,849	$51,639,345	$1,131,141,167

31

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$10,313	—	—	$10,313
Futures Contracts††	12,195,722	—	—	12,195,722
Forward Foreign Currency Contracts††	—	$2,183,019	—	2,183,019
Centrally Cleared Interest Rate Swaps††	—	301,960	—	301,960
Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection††	—	310,871	—	310,871

Total	$12,206,035	$2,795,850	—	$15,001,885

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Collateralized Mortgage Obligations	$8,501,065	$4,813	—	$(5,895)	—
Asset-Backed Securities	1,072,881	9,915	$415	20,798	—
Senior Loans:
Consumer
Discretionary	3,657,228	(6,181)	(167)	(674,032)	—
Consumer Staples	4,725,000	17,847	1,686	(1,066,674)	—
Financials	8,589,053	2,250	213	(1,619,694)	—
Health Care	6,443,125	2,191	—	(985,317)	—
Industrials	8,905,635	—	178,647	49,252	—
Information
Technology	7,726,000	4,494	1,007	(867,563)	—
Materials	4,910,500	6,098	2,064	(447,379)	$6,404,582
Sovereign Bonds:
Supranational	3,682,580	(97,096)	(296,990)	96,322	—

32

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Convertible Preferred Stocks:
Energy	$17,794,517	—	—	$250,627	—

Total	$76,007,584	$(55,669)	$(113,125)	$(5,249,555)	$6,404,582

Investments in Securities (cont’d)	Sales	Transfers into Level 3[2]	Transfers out of Level 3[3]	Balance as of September 30, 2022	Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2022[1]
Collateralized Mortgage Obligations	—	—	—	$8,499,983	$(5,895)
Asset-Backed Securities	$(17,638)	—	$(1,086,371)	—	—
Senior Loans:
Consumer Discretionary	(21,500)	—	(1,987,623)	967,725	(227,387)
Consumer Staples	(36,625)	—	(3,641,234)	—	—
Financials	(39,847)	—	(3,793,750)	3,138,225	(396,631)
Health Care	—	$5,149,813	—	10,609,812	(985,317)
Industrials	(9,133,534)	—	—	—	—
Information
Technology	—	1,691,718	(2,613,938)	5,941,718	(765,372)
Materials	(6,439,127)	—	—	4,436,738	(479,811)
Sovereign Bonds:
Supranational	—	—	(3,384,816)	—	—
Convertible Preferred Stocks:
Energy	—	—	—	18,045,144	250,627

Total	$(15,688,271)	$6,841,531	$(16,507,732)	$51,639,345	$(2,609,786)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

33

Notes to Schedule of Investments (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 09/30/22 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value, Range/Weighted Average	Impact to Valuation from an Increase in Input*
Collateralized Mortgage Obligations	$8,500	Discounted Cash Flow Method	Discount Rate	10.84%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2022. The following transactions were effected in such company for the period ended September 30, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$44,173,390	$213,238,312	213,238,312	$229,730,318	229,730,318

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$163,730	—	$27,681,384

34